EXHIBIT 99.1

Odyssey Semiconductor Technologies to File a Registration Statement on Form S-1
and Apply to Be Listed on Nasdaq Capital Market

ITHACA, N.Y., February 10, 2022 -- Odyssey Semiconductor Technologies, Inc. (OTCQB: ODII), a semiconductor device company developing innovative high-voltage, vertical power switching components based on proprietary Gallium Nitride (“GaN”) processing technology, today announced that it will be filing a registration statement for a public offering and will seek to have its common stock listed on the Nasdaq Capital Market upon completion of meeting all applicable listing requirements.

There is no assurance that Nasdaq will approve the company’s application or that the company will complete the listing as proposed. During the Nasdaq review process, the company’s common stock will continue to trade on the OTCQB Market under its current symbol, ODII.

The company also announced today that it filed a registration statement on Form S-1 with the Securities and Exchange Commission (the “SEC”), which has not yet become effective, and plans to conduct a public offering of its securities in order to raise the requisite capital needed to meet the Nasdaq listing requirements. No securities may be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. A copy of the draft registration statement can be obtained from the Securities and Exchange Commission’s website at www.sec.gov, or from Maxim Group LLC at 212-895-3500. The offering is subject to market conditions, and there can be no assurance of the timing to complete or the actual size of the offering.

Maxim Group LLC will act as sole book-running manager for the offering.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Odyssey Semiconductor Technologies, Inc.

Odyssey Semiconductor Technologies, Inc. (www.odysseysemi.com), has developed a proprietary technology that is designed to allow for GaN to replace SiC as the leading high-voltage power switching semiconductor material. Based in Ithaca, NY, the Company owns and operates a 10,000 sq. ft. semiconductor wafer manufacturing facility complete with a mix of class 1,000 and class 10,000 clean space as well as tools for advanced semiconductor development and production. Odyssey Semiconductor also offers a world-class semiconductor device development and foundry service.

Forward-Looking Statements

Statements in this press release that are not descriptions of historical facts are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, forecasts, representations and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “forecast”, “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based on management’s current expectations and assumptions and are subject to risks and uncertainties described more fully in the company’s filings on Forms 10-K and 10-Q and other periodic filings with the Securities and Exchange Commission. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to semiconductor process manufacturing; the early stage of our GaN-based technology presently under development; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our ability to successfully market and sell our technologies; the ability to achieve high volume manufacturing and the size and growth of the potential markets for any of our technologies, the rate and degree of market acceptance of any of our technologies and our ability to raise funding to support operations and the continued development and qualification of our technology.

In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this press release, including the proposed listing of our common stock on the Nasdaq Capital Market and the proposed public offering, may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included herein speak only as of the date hereof, and we undertake no obligation to update publicly or privately any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations.

Investor Relations Contacts:

Darrow Associates

Jeff Christensen

(703) 297-6917

jchristensen@darrowir.com

Jason Loeb

(917) 579-3394

jloeb@darrowir.com